Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates


Distribution Date                                                        3/16/98
Collection Period                                                           2/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.

           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,315,861.02

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $250,030.57

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,065,830.45

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $27.42

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.96

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.46

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $193,030.78

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $20,321.90

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $172,708.88

           (j)      Scheduled Payments due in such Collection Period                                   $1,800,864.84

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,800,574.44

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $47,492,944.78

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $45,449,689.73

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9569777

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $102,509.76

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,166.20

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.21

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $29,054.91

           (b)      Distributions (to) from Collection Account                                           ($10,948.64)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $103.41

           (d)      Ending Payahead Account Balance                                                       $18,209.68

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,817,453.46
                           Spread Account Balance                                                      $6,817,453.46

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($358,379.72)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $12,556.97

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $570,216.66

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                167
                           Aggregate Gross Amount                                                      $1,723,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                149
                           Aggregate Gross Amount                                                      $1,648,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.47%

           (b)      Average Delinquency Ratio                                                                  7.49%

           (c)      Cumulative Default Ratio                                                                  14.61%

           (d)      Cumulative Net Loss Ratio                                                                  9.93%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,553,114.06
     Lock Box NSF Items:                                                                                  (74,351.47)
     Transfers from (to) Payahead Account:                                                                 10,948.64
     Collection Account Interest                                                                            8,630.08
     Payahead Account Interest                                                                                103.41
     Total Collection Proceeds:                                                                         2,498,444.72
     For Distribution Date:                                                                                  3/16/98
     For Determination Date:                                                                                  3/9/98
     For Collection Period:                                                                                     2/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 47,492,944.78
                                  Principal portion of payments collected (non-prepayments)                              981,802.56
                                  Prepayments in full allocable to principal                                             454,527.00
                           Collections allocable to principal                                           1,436,329.56
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    168,012.15
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,604,341.71

                    Realized Losses                                                                       570,216.66
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    45,318,386.41

           Interest
                           Collections allocable to interest                                              818,771.88
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       75,331.13
                                                                                                  -------------------
                    Total Interest                                                                        894,103.01

     Certificate Information
           Beginning of Period Class A Principal Balance                                               45,118,297.54
           Beginning of Period Class B Principal Balance                                                2,438,628.18

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,175,833.18
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           23,354.85
           Aggregate Payahead Balance                                                                      18,106.27
           Aggregate Payahead Balance for preceding Distribution Date                                      29,054.91
           Interest Earned on Payahead Balances                                                               103.41
           Scheduled Payments due in Collection Period                                                  1,800,864.84
           Scheduled Payments collected in Collection Period                                            1,800,574.44
           Aggregate Amount of Realized Losses for preceding Distribution Date                            570,216.66

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 1,435.21
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                Aggregate Gross
                                                                Amount
                                        # of Receivables    of Receivables
                                        ----------------    --------------
           31 - 59 days delinquent               167        1,723,000.00
           60+ days delinquent                   149        1,648,000.00

     Purchased Receivables                                     Aggregate
                                                             Purchase Amt
                                        # of Receivables    of Receivables
                                        ----------------    --------------
                                                   0                0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          3,371,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     479,132.98

           Delinquency Ratio for second preceding Determination Date                                           7.07%
           Delinquency Ratio for third preceding Determination Date                                            8.93%

           Cumulative Defaults for preceding Determination Date                                        12,507,787.95

           Cumulative Net Losses for preceding Determination Date                                       8,330,838.85

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,255,101.44
                           Liquidation Proceeds                                                           168,012.15
                           Recoveries                                                                      75,331.13
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,498,444.72

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      981,802.56
                           Prepayments in full allocable to principal                                     454,527.00
                           Principal Balance of Liquidated Receivables                                    738,228.81
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,174,558.37

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,174,558.37
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,065,830.45
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,065,830.45

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          45,118,297.54
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 250,030.57

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,174,558.37
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                108,727.92

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,438,628.18
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         20,321.90

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,498,444.72
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,315,861.02
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                20,321.90
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                108,727.92
                    Class B Principal Carryover Shortfall                                                  63,980.96
                    Trustee distributions                                                                   2,028.87
                    Standby Servicer distributions                                                          3,166.20
                    Servicer distributions                                                                102,509.76
                    Collateral Agent distributions                                                            594.46
                    Reimbursement Obligations                                                              12,556.97
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                 63,980.96
                                                                                                  -------------------
                                                                                                           63,980.96

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use      Source      act distributed   Source
                                                                                     ---      ------      ---------------   ------
(i)      Standby Fee                                                              3,166.20  2,498,444.72      3,166.20 2,498,444.72
         Servicing Fee (2.0%)                                                    79,154.91  2,495,278.52     79,154.91         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)   23,354.85  2,416,123.61     23,354.85         0.00
         Unpaid Standby Fee from prior Collection Periods                             0.00  2,392,768.76          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00  2,392,768.76          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00  2,392,768.76          0.00
(iii)    Trustee Fee                                                                593.66  2,392,768.76        593.66
         Trustee's out-of-pocket expenses                                         1,435.21  2,392,175.10      1,435.21
         Unpaid Trustee Fee from prior Collection Periods                             0.00  2,390,739.89          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods        0.00  2,390,739.89          0.00
(iv)     Collateral Agent Fee                                                       594.46  2,390,739.89        594.46
         Collateral Agent Expenses                                                    0.00  2,390,145.43          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00  2,390,145.43          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00  2,390,145.43          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                  250,030.57  2,390,145.43    250,030.57
         Prior Month(s) Class A Carryover Shortfall                                   0.00  2,140,114.86          0.00
         Class A Interest Carryover Shortfall                                         0.00  2,140,114.86          0.00
         Interest on Interest Carryover from Prior Months                             0.00  2,140,114.86          0.00
         Current Month Class A Interest Carryover Shortfall                           0.00  2,140,114.86          0.00
         Class A Interest Distributable Amount                                  250,030.57  2,140,114.86    250,030.57
(viii) (AClass B Coupon Interest - Unadjusted                                    20,321.90  1,890,084.29     20,321.90
         Class B Interest Carryover Shortfall - Previous Month(s)                     0.00  1,869,762.39          0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00  1,869,762.39          0.00
         Interest on Interest Carryover from Prior Months                             0.00  1,869,762.39          0.00
         Current Month Class B Interest Shortfall                                     0.00  1,869,762.39          0.00
         Adjusted Class B Interest Distributable Amount                          20,321.90  1,869,762.39     20,321.90
(v) (B)  Class A Principal Distributable Amount - Current Month               2,065,830.45  1,849,440.49  1,849,440.49   432,614.27
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class A Principal Shortfall                                    0.00          0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                             0.00
         Class A Principal Distribution Amount                                2,065,830.45          0.00          0.00         0.00
(vi)     Certificate Insurer Premium                                             12,556.97          0.00          0.00
         Certificate Insurer Premium Supplement                                       0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                       0.00          0.00          0.00
(vii)    Transition Expenses to successor Servicer                                    0.00          0.00          0.00
         Class B Principal Distributable Amount - Current Month Unadjusted      108,727.92          0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)               63,980.96          0.00          0.00
         Current Month Class B Principal Shortfall                             (131,303.34)         0.00   (131,303.34)
         Adjusted Class B Principal Distributable Amount                         41,405.54    131,303.34     41,405.54
         Excess Interest Amount for Deposit in Spread Account                         0.00     89,897.80          0.00
                                                                                               89,897.80     89,897.80

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               45,118,297.54
                    Class A Principal Distributions                                                     2,065,830.45
           Class A End of Period Principal Balance                                                     43,052,467.09

           Class B Beginning of Period Principal Balance                                                2,438,628.18
                    Class B Principal Distributable Amount                                                 41,405.54
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,397,222.64
                    Withdrawl from Spread Account to Cover B Shortfalls                                   131,303.34
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,265,919.30

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,498,444.72
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   358,329.86
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,140,114.86

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,140,114.86
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    20,321.90
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,119,792.96

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,119,792.96
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,065,830.45
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                          53,962.51

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     53,962.51
     (vi)  Certificate Insurer Premium                                                                     12,556.97
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      41,405.54

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      41,405.54
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        108,727.92
     (iii) Prior month(s) carryover shortfalls                                                             63,980.96
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)               (131,303.34)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                     (131,303.34)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              3,371,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 3,371,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   52,116,343.56
                    Delinquency Ratio                                                                          6.47%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.47%
                           Delinquency Ratio for second preceding Determination Date                           7.07%
                           Delinquency Ratio for third preceding Determination Date                            8.93%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.49%        7.49%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                12,507,787.95
                                  Current Period Defaulted Receivables                                    479,132.98
                                                                                                  -------------------
                                  Total                                                                12,986,920.93

                                  Cumulative Defaulted Receivables                                     12,986,920.93
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  14.61%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         738,228.81

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (243,343.28)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  494,885.53
                                  Cumulative Previous Net Losses                                        8,330,838.85
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 8,825,724.38
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  9.93%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     34.97
           Weighted Average Annual Percentage Rate                                                            20.39%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,544,968.97
                           15% of Outstanding Certificate Balance                                                      6,817,453.46
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          6,817,453.46

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,667,022.51
                           Outstanding Certificate Balance                                                            45,449,689.73
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               6,817,453.46
           Beginning of Period Spread Account Balance                                                   7,175,833.18
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (358,379.72)
           Earnings on Spread Account Balance                                                              37,225.96
           Amount of Spread Account deposit (withdrawal)                                                 (395,605.68)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            131,303.34
           Net Spread Account Withdrawl to Seller                                                        (264,302.34)
           Ending Spread Account Balance                                                                6,817,453.46


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                      CONSUMER PORTFOLIO SERVICES, INC.

             By:
                      -------------------------------------------------------

             Name:                        James L. Stock
                      -------------------------------------------------------
             Title:                       Vice President
                      -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates


Distribution Date                                                       3/16/98
Collection Period                                                          2/98

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.

           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,750,377.08

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $304,663.43

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,445,713.65

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.42

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.48

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.94

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $155,765.74

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $27,043.97

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $128,721.77

           (j)      Scheduled Payments due in such Collection Period                                   $1,996,764.69

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,968,133.42

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $57,438,510.32

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $54,969,344.92

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9570120

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $117,116.75

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,829.23

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.34

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $40,150.30

           (b)      Distributions (to) from Collection Account                                           ($18,754.91)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $130.99

           (d)      Ending Payahead Account Balance                                                       $21,526.38

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,496,934.49
                           Spread Account Balance                                                      $5,496,934.49

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($258,286.99)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $15,201.92

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $644,371.71

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                189
                           Aggregate Gross Amount                                                      $2,271,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                199
                           Aggregate Gross Amount                                                      $2,461,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.37%

           (b)      Average Delinquency Ratio                                                                  8.06%

           (c)      Cumulative Default Ratio                                                                  12.78%

           (d)      Cumulative Net Loss Ratio                                                                  7.71%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,973,945.87
     Lock Box NSF Items:                                                                                  (63,423.04)
     Transfers from (to) Payahead Account:                                                                 18,754.91
     Collection Account Interest                                                                           10,218.54
     Payahead Account Interest                                                                                130.99
     Total Collection Proceeds:                                                                         2,939,627.27
     For Distribution Date:                                                                                  3/16/98
     For Determination Date:                                                                                  3/9/98
     For Collection Period:                                                                                     2/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 57,438,510.32
                                  Principal portion of payments collected (non-prepayments)                            1,021,928.27
                                  Prepayments in full allocable to principal                                             618,531.00
                           Collections allocable to principal                                           1,640,459.27
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    289,604.44
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,930,063.71

                    Realized Losses                                                                       644,371.71
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    54,864,074.90

           Interest
                           Collections allocable to interest                                              946,205.15
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       63,358.41
                                                                                                  -------------------
                    Total Interest                                                                      1,009,563.56

     Certificate Information
           Beginning of Period Class A Principal Balance                                               54,566,584.78
           Beginning of Period Class B Principal Balance                                                2,871,925.51

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,755,221.48
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           21,385.90
           Aggregate Payahead Balance                                                                      21,395.39
           Aggregate Payahead Balance for preceding Distribution Date                                      40,150.30
           Interest Earned on Payahead Balances                                                               130.99
           Scheduled Payments due in Collection Period                                                  1,996,764.69
           Scheduled Payments collected in Collection Period                                            1,968,133.42
           Aggregate Amount of Realized Losses for preceding Distribution Date                            644,371.71

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 1,170.65
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                  Aggregate Gross
                                                                  Amount
                                          # of Receivables    of Receivables
                                          ----------------    --------------
           31 - 59 days delinquent                 189        2,271,000.00
           60+ days delinquent                     199        2,461,000.00

     Purchased Receivables                                       Aggregate
                                                               Purchase Amt
                                          # of Receivables    of Receivables
                                          ----------------    --------------
                                                     0                0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          4,732,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     591,800.11

           Delinquency Ratio for second preceding Determination Date                                           7.59%
           Delinquency Ratio for third preceding Determination Date                                            9.21%

           Cumulative Defaults for preceding Determination Date                                        11,181,429.01

           Cumulative Net Losses for preceding Determination Date                                       6,519,599.98

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,586,664.42
                           Liquidation Proceeds                                                           289,604.44
                           Recoveries                                                                      63,358.41
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,939,627.27

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,021,928.27
                           Prepayments in full allocable to principal                                     618,531.00
                           Principal Balance of Liquidated Receivables                                    933,976.15
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,574,435.42

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,574,435.42
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,445,713.65
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,445,713.65

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          54,566,584.78
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 304,663.43

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,574,435.42
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                128,721.77

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,871,925.51
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         27,043.97

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,939,627.27
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,750,377.08
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                27,043.97
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                128,721.77
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,888.63
                    Standby Servicer distributions                                                          3,829.23
                    Servicer distributions                                                                117,116.75
                    Collateral Agent distributions                                                            717.98
                    Reimbursement Obligations                                                              15,201.92
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                      Use         Source  act distributed   Source
                                                                                      ---         ------  ---------------   ------

(i)      Standby Fee                                                               3,829.23        0.00         0.00
         Servicing Fee (2.0%)                                                     95,730.85        0.00         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    21,385.90        0.00         0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00        0.00         0.00     128,721.77
         Unpaid Servicing Fee from prior Collection Periods                            0.00        0.00         0.00           0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00        0.00         0.00           0.00
(iii)    Trustee Fee                                                                 717.98        0.00         0.00
         Trustee's out-of-pocket expenses                                          1,170.65        0.00         0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00        0.00         0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00        0.00         0.00
(iv)     Collateral Agent Fee                                                        717.98        0.00         0.00
         Collateral Agent Expenses                                                     0.00        0.00         0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00        0.00         0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00        0.00         0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   304,663.43        0.00         0.00
         Prior Month(s) Class A Carryover Shortfall                                    0.00        0.00         0.00
         Class A Interest Carryover Shortfall                                          0.00        0.00         0.00
         Interest on Interest Carryover from Prior Months                              0.00        0.00         0.00
         Current Month Class A Interest Carryover Shortfall                            0.00        0.00         0.00
         Class A Interest Distributable Amount                                   304,663.43        0.00         0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                     27,043.97        0.00         0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00        0.00         0.00     128,721.77
         Interest on B Interest Shortfall - Previous Month(s)                          0.00        0.00         0.00     128,721.77
         Interest on Interest Carryover from Prior Months                              0.00        0.00         0.00
         Current Month Class B Interest Shortfall                                      0.00        0.00         0.00
         Adjusted Class B Interest Distributable Amount                           27,043.97        0.00         0.00
(v) (B)  Class A Principal Distributable Amount - Current Month                2,445,713.65        0.00         0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00        0.00         0.00
         Current Month Class A Principal Shortfall                                     0.00        0.00         0.00
         Withdrawl from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount                                 2,445,713.65        0.00         0.00
(vi)     Certificate Insurer Premium                                              15,201.92        0.00         0.00
         Certificate Insurer Premium Supplement                                        0.00        0.00         0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00        0.00         0.00
(vii)    Transition Expenses to successor Servicer                                     0.00        0.00         0.00
         Class B Principal Distributable Amount - Current Month Unadjusted       128,721.77        0.00         0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00        0.00         0.00
         Current Month Class B Principal Shortfall                              (105,270.06)       0.00  (105,270.06)
         Adjusted Class B Principal Distributable Amount                          23,451.71  105,270.06    23,451.71
         Excess Interest Amount for Deposit in Spread Account                          0.00   81,818.35         0.00
                                                                                              81,818.35    81,818.35


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               54,566,584.78
                    Class A Principal Distributions                                                     2,445,713.65
           Class A End of Period Principal Balance                                                     52,120,871.12

           Class B Beginning of Period Principal Balance                                                2,871,925.51
                    Class B Principal Distributable Amount                                                 23,451.71
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,848,473.80
                    Withdrawl from Spread Account to Cover B Shortfalls                                   105,270.06
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,743,203.73

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,939,627.27
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   428,216.02
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,511,411.25

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,511,411.25
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    27,043.97
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,484,367.28

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,484,367.28
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,445,713.65
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall 0.00 If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount  NO
           Amount Remaining for Further Distribution/(Deficiency) 38,653.63

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     38,653.63
     (vi)  Certificate Insurer Premium                                                                     15,201.92
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                      23,451.71

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      23,451.71
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        128,721.77
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)               (105,270.06)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                     (105,270.06)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,732,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 4,732,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   64,173,690.24
                    Delinquency Ratio                                                                          7.37%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.37%
                           Delinquency Ratio for second preceding Determination Date                           7.59%
                           Delinquency Ratio for third preceding Determination Date                            9.21%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.06%      8.06%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                11,181,429.01
                                  Current Period Defaulted Receivables                                    591,800.11
                                                                                                  -------------------
                                  Total                                                                11,773,229.12

                                  Cumulative Defaulted Receivables                                     11,773,229.12
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  12.78%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         933,976.15

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (352,962.85)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  581,013.30
                                  Cumulative Previous Net Losses                                        6,519,599.98
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 7,100,613.28
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  7.71%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     38.93
           Weighted Average Annual Percentage Rate                                                            20.51%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      5,496,934.49
                           15% of Outstanding Certificate Balance                                                      8,245,401.74
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          5,496,934.49

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,763,878.99
                           Outstanding Certificate Balance                                                            54,969,344.92
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               5,496,934.49
           Beginning of Period Spread Account Balance                                                   5,755,221.48
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (258,286.99)
           Earnings on Spread Account Balance                                                              29,826.79
           Amount of Spread Account deposit (withdrawal)                                                 (288,113.78)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            105,270.06
           Net Spread Account Withdrawl to Seller                                                        (182,843.72)
           Ending Spread Account Balance                                                                5,496,934.49


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                  CONSUMER PORTFOLIO SERVICES, INC.

         By:
                  -------------------------------------------------------

         Name:                        James L. Stock
                  -------------------------------------------------------
         Title:                       Vice President
                  -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates


Distribution Date                                                       3/16/98
Collection Period                                                          2/98

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.

           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,787,477.57

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $332,237.88

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,455,239.69

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.60

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.77

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.83

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $157,395.36

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $28,172.22

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $129,223.14

           (j)      Scheduled Payments due in such Collection Period                                   $2,190,686.53

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,174,684.38

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $66,614,110.60

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $64,054,722.62

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9615789

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $132,588.70

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,440.94

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.50

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $43,793.81

           (b)      Distributions (to) from Collection Account                                           ($20,838.52)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $134.37

           (d)      Ending Payahead Account Balance                                                       $23,089.66

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,405,472.26
                           Spread Account Balance                                                      $6,405,472.26

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($267,463.88)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $17,741.55

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $676,696.48

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                187
                           Aggregate Gross Amount                                                      $2,381,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                235
                           Aggregate Gross Amount                                                      $3,122,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.31%

           (b)      Average Delinquency Ratio                                                                  8.11%

           (c)      Cumulative Default Ratio                                                                   9.95%

           (d)      Cumulative Net Loss Ratio                                                                  6.05%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,141,394.89
     Lock Box NSF Items:                                                                                  (95,521.50)
     Transfers from (to) Payahead Account:                                                                 20,838.52
     Collection Account Interest                                                                           10,746.50
     Payahead Account Interest                                                                                134.37
     Total Collection Proceeds:                                                                         3,077,592.78
     For Distribution Date:                                                                                  3/16/98
     For Determination Date:                                                                                  3/9/98
     For Collection Period:                                                                                     2/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 66,614,110.60
                                  Principal portion of payments collected (non-prepayments)                            1,047,311.24
                                  Prepayments in full allocable to principal                                             577,767.00
                           Collections allocable to principal                                           1,625,078.24
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    282,688.11
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,907,766.35

                    Realized Losses                                                                       676,696.48
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    64,029,647.77

           Interest
                           Collections allocable to interest                                            1,127,373.14
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       42,453.29
                                                                                                  -------------------
                    Total Interest                                                                      1,169,826.43

     Certificate Information
           Beginning of Period Class A Principal Balance                                               63,283,405.05
           Beginning of Period Class B Principal Balance                                                3,330,705.55

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,672,936.14
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           21,565.18
           Aggregate Payahead Balance                                                                      22,955.29
           Aggregate Payahead Balance for preceding Distribution Date                                      43,793.81
           Interest Earned on Payahead Balances                                                               134.37
           Scheduled Payments due in Collection Period                                                  2,190,686.53
           Scheduled Payments collected in Collection Period                                            2,174,684.38
           Aggregate Amount of Realized Losses for preceding Distribution Date                            676,696.48

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 1,358.15
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                  Aggregate Gross
                                                                  Amount
                                          # of Receivables    of Receivables
                                          ----------------    --------------
           31 - 59 days delinquent                 187        2,381,000.00
           60+ days delinquent                     235        3,122,000.00

     Purchased Receivables                                       Aggregate
                                                               Purchase Amt
                                          # of Receivables    of Receivables
                                          ----------------    --------------
                                                     0                0.00


     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          5,503,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     677,770.19

           Delinquency Ratio for second preceding Determination Date                                           8.12%
           Delinquency Ratio for third preceding Determination Date                                            8.89%

           Cumulative Defaults for preceding Determination Date                                         8,565,441.59

           Cumulative Net Losses for preceding Determination Date                                       4,983,997.87

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,752,451.38
                           Liquidation Proceeds                                                           282,688.11
                           Recoveries                                                                      42,453.29
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,077,592.78

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,047,311.24
                           Prepayments in full allocable to principal                                     577,767.00
                           Principal Balance of Liquidated Receivables                                    959,384.59
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,584,462.83

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,584,462.83
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,455,239.69
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,455,239.69

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          63,283,405.05
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 332,237.88

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,584,462.83
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                129,223.14

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,330,705.55
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         28,172.22

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,077,592.78
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,787,477.57
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                28,172.22
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                129,223.14
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   2,190.83
                    Standby Servicer distributions                                                          4,440.94
                    Servicer distributions                                                                132,588.70
                    Collateral Agent distributions                                                            832.68
                    Reimbursement Obligations                                                              17,741.55
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00



Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use       Source    act distributed   Source
                                                                                     ---       ------    ---------------   ------
(i)      Standby Fee                                                              4,440.94  3,077,592.78      4,440.94 3,077,592.78
         Servicing Fee (2.0%)                                                   111,023.52  3,073,151.84    111,023.52         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)   21,565.18  2,962,128.32     21,565.18         0.00
         Unpaid Standby Fee from prior Collection Periods                             0.00  2,940,563.14          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00  2,940,563.14          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00  2,940,563.14          0.00
(iii)    Trustee Fee                                                                832.68  2,940,563.14        832.68
         Trustee's out-of-pocket expenses                                         1,358.15  2,939,730.46      1,358.15
         Unpaid Trustee Fee from prior Collection Periods                             0.00  2,938,372.31          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods        0.00  2,938,372.31          0.00
(iv)     Collateral Agent Fee                                                       832.68  2,938,372.31        832.68
         Collateral Agent Expenses                                                    0.00  2,937,539.63          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00  2,937,539.63          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00  2,937,539.63          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                  332,237.88  2,937,539.63    332,237.88
         Prior Month(s) Class A Carryover Shortfall                                   0.00  2,605,301.75          0.00
         Class A Interest Carryover Shortfall                                         0.00  2,605,301.75          0.00
         Interest on Interest Carryover from Prior Months                             0.00  2,605,301.75          0.00
         Current Month Class A Interest Carryover Shortfall                           0.00  2,605,301.75          0.00
         Class A Interest Distributable Amount                                  332,237.88  2,605,301.75    332,237.88
(viii)(A)Class B Coupon Interest - Unadjusted                                    28,172.22  2,273,063.87     28,172.22
         Class B Interest Carryover Shortfall - Previous Month(s)                     0.00  2,244,891.65          0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00  2,244,891.65          0.00
         Interest on Interest Carryover from Prior Months                             0.00  2,244,891.65          0.00
         Current Month Class B Interest Shortfall                                     0.00  2,244,891.65          0.00
         Adjusted Class B Interest Distributable Amount                          28,172.22  2,244,891.65     28,172.22
(v) (B)  Class A Principal Distributable Amount - Current Month               2,455,239.69  2,216,719.43  2,216,719.43   622,353.09
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class A Principal Shortfall                                    0.00          0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                             0.00
         Class A Principal Distribution Amount                                2,455,239.69          0.00          0.00         0.00
(vi)     Certificate Insurer Premium                                             17,741.55          0.00          0.00
         Certificate Insurer Premium Supplement                                       0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                       0.00          0.00          0.00
(vii)    Transition Expenses to successor Servicer                                    0.00          0.00          0.00
         Class B Principal Distributable Amount - Current Month Unadjusted      129,223.14          0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class B Principal Shortfall                              (25,074.85)         0.00    (25,074.85)
         Adjusted Class B Principal Distributable Amount                        104,148.29     25,074.85     25,074.85
         Excess Interest Amount for Deposit in Spread Account                         0.00          0.00          0.00
                                                                                                    0.00          0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               63,283,405.05
                    Class A Principal Distributions                                                     2,455,239.69
           Class A End of Period Principal Balance                                                     60,828,165.36

           Class B Beginning of Period Principal Balance                                                3,330,705.55
                    Class B Principal Distributable Amount                                                104,148.29
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,226,557.26
                    Withdrawl from Spread Account to Cover B Shortfalls                                    25,074.85
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,201,482.41

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,077,592.78
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   472,291.03
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,605,301.75

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,605,301.75
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    28,172.22
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,577,129.53

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,577,129.53
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,455,239.69
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall 0.00 If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount  NO
           Amount Remaining for Further Distribution/(Deficiency) 121,889.84

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    121,889.84
     (vi)  Certificate Insurer Premium                                                                     17,741.55
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     104,148.29

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     104,148.29
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        129,223.14
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (25,074.85)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (25,074.85)
           Adjusted Amount Remaining for Further Distribution/(Deficiency) 0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,503,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 5,503,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  75,321,474.01
                    Delinquency Ratio                                                                          7.31%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.31%
                           Delinquency Ratio for second preceding Determination Date                           8.12%
                           Delinquency Ratio for third preceding Determination Date                            8.89%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.11%        8.11%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 8,565,441.59
                                  Current Period Defaulted Receivables                                    677,770.19
                                                                                                  -------------------
                                  Total                                                                 9,243,211.78

                                  Cumulative Defaulted Receivables                                      9,243,211.78
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   9.95%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         959,384.59

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (325,141.40)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  634,243.19
                                  Cumulative Previous Net Losses                                        4,983,997.87
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 5,618,241.06
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  6.05%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     42.18
           Weighted Average Annual Percentage Rate                                                            20.52%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      6,405,472.26
                           15% of Outstanding Certificate Balance                                                      9,608,208.39
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          6,405,472.26

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,785,734.33
                           Outstanding Certificate Balance                                                            64,054,722.62
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               6,405,472.26
           Beginning of Period Spread Account Balance                                                   6,672,936.14
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (267,463.88)
           Earnings on Spread Account Balance                                                              34,437.31
           Amount of Spread Account deposit (withdrawal)                                                 (301,901.19)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                             25,074.85
           Net Spread Account Withdrawl to Seller                                                        (276,826.34)
           Ending Spread Account Balance                                                                6,405,472.26



IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                       CONSUMER PORTFOLIO SERVICES, INC.

              By:
                       -------------------------------------------------------

              Name:                        James L. Stock
                       -------------------------------------------------------
              Title:                       Vice President
                       -------------------------------------------------------


       Current month excess servicing fee                           #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates


Distribution Date                                                       3/16/98
Collection Period                                                          2/98

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.

           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,027,358.36

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $417,614.67

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,609,743.69

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.14

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.30

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $26.85

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $176,482.19

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $39,127.26

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $137,354.93

           (j)      Scheduled Payments due in such Collection Period                                   $2,540,347.73

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,379,454.98

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $80,536,375.97

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $77,926,632.28

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9675955

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $160,376.51

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,369.09

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.65

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $36,263.05

           (b)      Distributions (to) from Collection Account                                            ($9,183.90)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $330.89

           (d)      Ending Payahead Account Balance                                                       $27,410.04

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,792,663.23
                           Spread Account Balance                                                      $7,792,663.23

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($275,021.46)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $21,554.11

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $889,126.16

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                241
                           Aggregate Gross Amount                                                      $3,070,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                306
                           Aggregate Gross Amount                                                      $4,117,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.86%

           (b)      Average Delinquency Ratio                                                                  8.58%

           (c)      Cumulative Default Ratio                                                                   8.43%

           (d)      Cumulative Net Loss Ratio                                                                  4.68%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,248,183.62
     Lock Box NSF Items:                                                                                  (84,510.56)
     Transfers from (to) Payahead Account:                                                                  9,183.90
     Collection Account Interest                                                                           11,965.12
     Payahead Account Interest                                                                                330.89
     Total Collection Proceeds:                                                                         3,185,152.97
     For Distribution Date:                                                                                  3/16/98
     For Determination Date:                                                                                  3/9/98
     For Collection Period:                                                                                     2/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 80,536,375.97
                                  Principal portion of payments collected (non-prepayments)                            1,101,855.53
                                  Prepayments in full allocable to principal                                             402,900.00
                           Collections allocable to principal                                           1,504,755.53
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    353,216.93
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,857,972.46

                    Realized Losses                                                                       889,126.16
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    77,789,277.35

           Interest
                           Collections allocable to interest                                            1,277,599.45
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       49,581.06
                                                                                                  -------------------
                    Total Interest                                                                      1,327,180.51

     Certificate Information
           Beginning of Period Class A Principal Balance                                               76,509,557.17
           Beginning of Period Class B Principal Balance                                                4,026,818.80

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,067,684.69
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           26,149.22
           Aggregate Payahead Balance                                                                      27,079.15
           Aggregate Payahead Balance for preceding Distribution Date                                      36,263.05
           Interest Earned on Payahead Balances                                                               330.89
           Scheduled Payments due in Collection Period                                                  2,540,347.73
           Scheduled Payments collected in Collection Period                                            2,379,454.98
           Aggregate Amount of Realized Losses for preceding Distribution Date                            889,126.16

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 1,621.93
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                  Aggregate Gross
                                                                  Amount
                                          # of Receivables    of Receivables
                                          ----------------    --------------
           31 - 59 days delinquent                 241        3,070,000.00
           60+ days delinquent                     306        4,117,000.00

     Purchased Receivables                                       Aggregate
                                                               Purchase Amt
                                          # of Receivables    of Receivables
                                          ----------------    --------------
                                                     0                0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          7,187,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     847,324.15

           Delinquency Ratio for second preceding Determination Date                                           8.31%
           Delinquency Ratio for third preceding Determination Date                                            9.58%

           Cumulative Defaults for preceding Determination Date                                         7,779,214.01

           Cumulative Net Losses for preceding Determination Date                                       3,949,860.89

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,782,354.98
                           Liquidation Proceeds                                                           353,216.93
                           Recoveries                                                                      49,581.06
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,185,152.97

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,101,855.53
                           Prepayments in full allocable to principal                                     402,900.00
                           Principal Balance of Liquidated Receivables                                  1,242,343.09
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,747,098.62

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,747,098.62
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,609,743.69
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,609,743.69

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          76,509,557.17
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 417,614.67

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,747,098.62
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                137,354.93

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,026,818.80
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         39,127.26

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,185,152.97
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,027,358.36
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                39,127.26
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                137,354.93
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   2,628.63
                    Standby Servicer distributions                                                          5,369.09
                    Servicer distributions                                                                160,376.51
                    Collateral Agent distributions                                                          1,006.70
                    Reimbursement Obligations                                                              21,554.11
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                    Use        Source   act distributed    Source
                                                                                    ---        ------   ---------------    ------
(i)      Standby Fee                                                             5,369.09  3,185,152.97      5,369.09  3,185,152.97
         Servicing Fee (2.0%)                                                  134,227.29  3,179,783.88    134,227.29          0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)  26,149.22  3,045,556.59     26,149.22          0.00
         Unpaid Standby Fee from prior Collection Periods                            0.00  3,019,407.37          0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00  3,019,407.37          0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00  3,019,407.37          0.00
(iii)    Trustee Fee                                                             1,006.70  3,019,407.37      1,006.70
         Trustee's out-of-pocket expenses                                        1,621.93  3,018,400.67      1,621.93
         Unpaid Trustee Fee from prior Collection Periods                            0.00  3,016,778.74          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods       0.00  3,016,778.74          0.00
(iv)     Collateral Agent Fee                                                    1,006.70  3,016,778.74      1,006.70
         Collateral Agent Expenses                                                   0.00  3,015,772.04          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00  3,015,772.04          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00  3,015,772.04          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                 417,614.67  3,015,772.04    417,614.67
         Prior Month(s) Class A Carryover Shortfall                                  0.00  2,598,157.37          0.00
         Class A Interest Carryover Shortfall                                        0.00  2,598,157.37          0.00
         Interest on Interest Carryover from Prior Months                            0.00  2,598,157.37          0.00
         Current Month Class A Interest Carryover Shortfall                          0.00  2,598,157.37          0.00
         Class A Interest Distributable Amount                                 417,614.67  2,598,157.37    417,614.67
(viii)(A)Class B Coupon Interest - Unadjusted                                   39,127.26  2,180,542.70     39,127.26
         Class B Interest Carryover Shortfall - Previous Month(s)                    0.00  2,141,415.44          0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00  2,141,415.44          0.00
         Interest on Interest Carryover from Prior Months                            0.00  2,141,415.44          0.00
         Current Month Class B Interest Shortfall                                    0.00  2,141,415.44          0.00
         Adjusted Class B Interest Distributable Amount                         39,127.26  2,141,415.44     39,127.26
(v) (B)  Class A Principal Distributable Amount - Current Month              2,609,743.69  2,102,288.18  2,102,288.18    575,409.28
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00          0.00          0.00
         Current Month Class A Principal Shortfall                             (50,713.58)         0.00    (50,713.58)
         Withdrawl from Spread Account to Cover Shortfall                       50,713.58
         Class A Principal Distribution Amount                               2,609,743.69     50,713.58     50,713.58          0.00
(vi)     Certificate Insurer Premium                                            21,554.11          0.00          0.00
         Certificate Insurer Premium Supplement                                      0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                      0.00          0.00          0.00
(vii)    Transition Expenses to successor Servicer                                   0.00          0.00          0.00
         Class B Principal Distributable Amount - Current Month Unadjusted     137,354.93          0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                   0.00          0.00          0.00
         Current Month Class B Principal Shortfall                            (137,354.93)         0.00   (137,354.93)
         Adjusted Class B Principal Distributable Amount                             0.00    137,354.93          0.00
         Excess Interest Amount for Deposit in Spread Account                  (72,267.69)   137,354.93    (72,267.69)
                                                                                               209,622.62    209,622.62


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               76,509,557.17
                    Class A Principal Distributions                                                     2,609,743.69
           Class A End of Period Principal Balance                                                     73,899,813.48

           Class B Beginning of Period Principal Balance                                                4,026,818.80
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,026,818.80
                    Withdrawl from Spread Account to Cover B Shortfalls                                   137,354.93
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,889,463.87

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,185,152.97
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   586,995.60
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,598,157.37

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,598,157.37
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    39,127.26
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,559,030.11

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,559,030.11
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,609,743.69
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall                                                50,713.58
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     21,554.11
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (21,554.11)
           Withdrawl from Spread Account to Cover Deficiency                                               21,554.11
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        137,354.93
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (137,354.93)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (137,354.93)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,187,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 7,187,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   91,482,170.78
                    Delinquency Ratio                                                                          7.86%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.86%
                           Delinquency Ratio for second preceding Determination Date                           8.31%
                           Delinquency Ratio for third preceding Determination Date                            9.58%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.58%        8.58%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 7,779,214.01
                                  Current Period Defaulted Receivables                                    847,324.15
                                                                                                  -------------------
                                  Total                                                                 8,626,538.16

                                  Cumulative Defaulted Receivables                                      8,626,538.16
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   8.43%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,242,343.09

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (402,797.99)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  839,545.10
                                  Cumulative Previous Net Losses                                        3,949,860.89
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 4,789,405.99
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  4.68%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     45.05
           Weighted Average Annual Percentage Rate                                                            20.57%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      7,792,663.23
                           15% of Outstanding Certificate Balance                                                     11,688,994.84
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          7,792,663.23

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,069,810.29
                           Outstanding Certificate Balance                                                            77,926,632.28
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               7,792,663.23
           Beginning of Period Spread Account Balance                                                   8,067,684.69
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (72,267.69)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (202,753.77)
           Earnings on Spread Account Balance                                                              41,683.03
           Amount of Spread Account deposit (withdrawal)                                                 (244,436.80)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            137,354.93
           Net Spread Account Withdrawl to Seller                                                        (107,081.87)
           Ending Spread Account Balance                                                                7,792,663.23



IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                   CONSUMER PORTFOLIO SERVICES, INC.

          By:
                   -------------------------------------------------------

          Name:                        James L. Stock
                   -------------------------------------------------------
          Title:                       Vice President
                   -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates


Distribution Date                                                       3/16/98
Collection Period                                                          2/98

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.

           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,779,838.11

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $541,995.39

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,237,842.72

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $33.33

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.78

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $28.55

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $219,486.19

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $49,073.42

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $170,412.77

           (j)      Scheduled Payments due in such Collection Period                                   $3,122,914.86

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,968,420.31

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $102,951,240.66

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $99,550,338.88

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9669659

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $201,171.90

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,863.42

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.77

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $48,170.91

           (b)      Distributions (to) from Collection Account                                           ($19,329.66)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $154.50

           (d)      Ending Payahead Account Balance                                                       $28,995.75

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,959,530.50
                           Spread Account Balance                                                      $8,959,530.50

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($306,081.16)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $27,581.70

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $899,104.84

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                293
                           Aggregate Gross Amount                                                      $3,848,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                341
                           Aggregate Gross Amount                                                      $4,674,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.36%

           (b)      Average Delinquency Ratio                                                                  8.30%

           (c)      Cumulative Default Ratio                                                                   5.78%

           (d)      Cumulative Net Loss Ratio                                                                  2.37%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         4,308,701.94
     Lock Box NSF Items:                                                                                 (110,206.90)
     Transfers from (to) Payahead Account:                                                                 19,329.66
     Collection Account Interest                                                                           14,038.42
     Payahead Account Interest                                                                                154.50
     Total Collection Proceeds:                                                                         4,232,017.62
     For Distribution Date:                                                                                  3/16/98
     For Determination Date:                                                                                  3/9/98
     For Collection Period:                                                                                     2/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                102,951,240.66
                                  Principal portion of payments collected (non-prepayments)                            1,300,559.17
                                  Prepayments in full allocable to principal                                             749,830.00
                           Collections allocable to principal                                           2,050,389.17
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    458,761.48
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,509,150.65

                    Realized Losses                                                                       899,104.84
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    99,542,985.17

           Interest
                           Collections allocable to interest                                            1,667,861.14
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       55,005.83
                                                                                                  -------------------
                    Total Interest                                                                      1,722,866.97

     Certificate Information
           Beginning of Period Class A Principal Balance                                               97,803,678.64
           Beginning of Period Class B Principal Balance                                                5,147,562.02

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   9,265,611.66
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           29,586.50
           Aggregate Payahead Balance                                                                      28,841.25
           Aggregate Payahead Balance for preceding Distribution Date                                      48,170.91
           Interest Earned on Payahead Balances                                                               154.50
           Scheduled Payments due in Collection Period                                                  3,122,914.86
           Scheduled Payments collected in Collection Period                                            2,968,420.31
           Aggregate Amount of Realized Losses for preceding Distribution Date                            899,104.84

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 1,856.23
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                    Aggregate Gross
                                                                    Amount
                                            # of Receivables    of Receivables
                                            ----------------    --------------
           31 - 59 days delinquent                   293        3,848,000.00
           60+ days delinquent                       341        4,674,000.00

     Purchased Receivables                                         Aggregate
                                                                 Purchase Amt
                                            # of Receivables    of Receivables
                                            ----------------    --------------
                                                       0                0.00


     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          8,522,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables   during  the  related  Collection
                    Period.                                                                             1,336,817.90

           Delinquency Ratio for second preceding Determination Date                                           8.34%
           Delinquency Ratio for third preceding Determination Date                                            9.19%

           Cumulative Defaults for preceding Determination Date                                         5,558,392.54

           Cumulative Net Losses for preceding Determination Date                                       1,987,988.29

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,718,250.31
                           Liquidation Proceeds                                                           458,761.48
                           Recoveries                                                                      55,005.83
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    4,232,017.62

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,300,559.17
                           Prepayments in full allocable to principal                                     749,830.00
                           Principal Balance of Liquidated Receivables                                  1,357,866.32
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,408,255.49

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,408,255.49
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,237,842.72
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,237,842.72

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          97,803,678.64
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 541,995.39

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,408,255.49
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                170,412.77

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,147,562.02
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         49,073.42

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           4,232,017.62
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,779,838.11
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                49,073.42
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                170,412.77
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   3,143.12
                    Standby Servicer distributions                                                          6,863.42
                    Servicer distributions                                                                201,171.90
                    Collateral Agent distributions                                                          1,286.89
                    Reimbursement Obligations                                                              27,581.70
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use      Source      act distributed  Source
                                                                                     ---      ------      ---------------  ------
(i)      Standby Fee                                                              6,863.42  4,232,017.62      6,863.42 4,232,017.62
         Servicing Fee (2.0%)                                                   171,585.40  4,225,154.20    171,585.40         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)   29,586.50  4,053,568.80     29,586.50         0.00
         Unpaid Standby Fee from prior Collection Periods                             0.00  4,023,982.30          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00  4,023,982.30          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00  4,023,982.30          0.00
(iii)    Trustee Fee                                                              1,286.89  4,023,982.30      1,286.89
         Trustee's out-of-pocket expenses                                         1,856.23  4,022,695.41      1,856.23
         Unpaid Trustee Fee from prior Collection Periods                             0.00  4,020,839.18          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods        0.00  4,020,839.18          0.00
(iv)     Collateral Agent Fee                                                     1,286.89  4,020,839.18      1,286.89
         Collateral Agent Expenses                                                    0.00  4,019,552.29          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00  4,019,552.29          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00  4,019,552.29          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                  541,995.39  4,019,552.29    541,995.39
         Prior Month(s) Class A Carryover Shortfall                                   0.00  3,477,556.90          0.00
         Class A Interest Carryover Shortfall                                         0.00  3,477,556.90          0.00
         Interest on Interest Carryover from Prior Months                             0.00  3,477,556.90          0.00
         Current Month Class A Interest Carryover Shortfall                           0.00  3,477,556.90          0.00
         Class A Interest Distributable Amount                                  541,995.39  3,477,556.90    541,995.39
(viii)(A)Class B Coupon Interest - Unadjusted                                    49,073.42  2,935,561.51     49,073.42
         Class B Interest Carryover Shortfall - Previous Month(s)                     0.00  2,886,488.09          0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00  2,886,488.09          0.00
         Interest on Interest Carryover from Prior Months                             0.00  2,886,488.09          0.00
         Current Month Class B Interest Shortfall                                     0.00  2,886,488.09          0.00
         Adjusted Class B Interest Distributable Amount                          49,073.42  2,886,488.09     49,073.42
(v) (B)  Class A Principal Distributable Amount - Current Month               3,237,842.72  2,837,414.67  2,837,414.67   994,174.90
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class A Principal Shortfall                                    0.00          0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                             0.00
         Class A Principal Distribution Amount                                3,237,842.72          0.00          0.00         0.00
(vi)     Certificate Insurer Premium                                             27,581.70          0.00          0.00
         Certificate Insurer Premium Supplement                                       0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                       0.00          0.00          0.00
(vii)    Transition Expenses to successor Servicer                                    0.00          0.00          0.00
         Class B Principal Distributable Amount - Current Month Unadjusted      170,412.77          0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class B Principal Shortfall                               (7,353.71)         0.00     (7,353.71)
         Adjusted Class B Principal Distributable Amount                        163,059.06      7,353.71      7,353.71
         Excess Interest (Shortage) Amount for Deposit to
           (withdrawl from) Spread Account                                            0.00          0.00          0.00
                                                                                                    0.00          0.00


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               97,803,678.64
                    Class A Principal Distributions                                                     3,237,842.72
           Class A End of Period Principal Balance                                                     94,565,835.92

           Class B Beginning of Period Principal Balance                                                5,147,562.02
                    Class B Principal Distributable Amount                                                163,059.06
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,984,502.96
                    Withdrawl from Spread Account to Cover B Shortfalls                                     7,353.71
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,977,149.25

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          4,232,017.62
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   754,460.72
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,477,556.90

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   3,477,556.90
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    49,073.42
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,428,483.48

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  3,428,483.48
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 3,237,842.72
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         190,640.76

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    190,640.76
     (vi)  Certificate Insurer Premium                                                                     27,581.70
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     163,059.06

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     163,059.06
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        170,412.77
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                  (7,353.71)
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                       (7,353.71)
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                                    0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              8,522,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 8,522,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  115,789,463.98
                    Delinquency Ratio                                                                          7.36%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.36%
                           Delinquency Ratio for second preceding Determination Date                           8.34%
                           Delinquency Ratio for third preceding Determination Date                            9.19%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.30%        8.30%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 5,558,392.54
                                  Current Period Defaulted Receivables                                  1,336,817.90
                                                                                                  -------------------
                                  Total                                                                 6,895,210.44

                                  Cumulative Defaulted Receivables                                      6,895,210.44
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   5.78%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,357,866.32

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (513,767.31)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  844,099.01
                                  Cumulative Previous Net Losses                                        1,987,988.29
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 2,832,087.30
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  2.37%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     47.56
           Weighted Average Annual Percentage Rate                                                            20.52%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       8,959,530.50
                           15% of Outstanding Certificate Balance                                                     14,932,550.83
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     -------------
                    Cap Amount                                                                          8,959,530.50

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,580,860.93
                           Outstanding Certificate Balance                                                            99,550,338.88
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     -------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                               8,959,530.50
           Beginning of Period Spread Account Balance                                                   9,265,611.66
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                (306,081.16)
           Earnings on Spread Account Balance                                                              47,479.86
           Amount of Spread Account deposit (withdrawal)                                                 (353,561.02)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                              7,353.71
           Net Spread Account Withdrawl to Seller                                                        (346,207.31)
           Ending Spread Account Balance                                                                8,959,530.50


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

               CONSUMER PORTFOLIO SERVICES, INC.

      By:
               -------------------------------------------------------

      Name:                        James L. Stock
               -------------------------------------------------------
      Title:                       Vice President
               -------------------------------------------------------

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates

Distribution Date                                                       3/16/98
Collection Period                                                          2/98

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.

          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $3,926,659.19

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $313,726.65

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $3,612,932.54

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $48.58

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.88

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $44.70

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                   $115,462.50

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $30,560.60

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $84,901.90

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $115,462.50

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                         $30,560.60

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                     $84,901.90

          (s)      Scheduled Payments due in such Collection Period                                     $4,055,073.88

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                    $3,779,949.58

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $137,737,897.10

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $127,011,379.86

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $123,130,330.80

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8939466

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                        $3,358,545.52

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0243836

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $260,819.48

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $6,886.89

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.23

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    1
                          Aggregate Purchase Amount                                                        $16,600.10

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                     $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $4,237,818.96
                          Spread Account Balance                                                        $4,237,818.96

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($692,307.34)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $35,085.83

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $687,552.25

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  350
                          Aggregate Gross Amount                                                        $4,703,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  404
                          Aggregate Gross Amount                                                        $5,803,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            6.78%

          (b)      Average Delinquency Ratio                                                                    7.31%

          (c)      Cumulative Default Ratio                                                                     3.40%

          (d)      Cumulative Net Loss Ratio                                                                    0.87%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          4,936,758.65
     Lock Box NSF Items:                                                                                  (162,723.55)
     Total Collection Proceeds:                                                                          4,774,035.10
     For Distribution Date:                                                                                   3/16/98
     For Determination Date:                                                                                   3/9/98
     For Collection Period:                                                                                      2/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  137,737,897.10
          Beginning Principal Balance of Subsequent Receivables Transfered                                       0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        137,737,897.10
                                 Principal portion of payments collected (non-prepayments)                             1,731,051.15
                                 Prepayments in full allocable to principal                                              642,103.00
                          Collections allocable to principal                                             2,373,154.15
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      318,769.32
                          Purchase Amounts allocable to principal                                           16,600.10
                                                                                               -----------------------
                   Total Principal                                                                       2,708,523.57

                   Realized Losses                                                                         687,552.25
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     134,341,821.28

          Prefunding
                   Original Amount in Prefunding Account                                                27,084,817.00
                   Subsequent Loans Sold to the Trust                                                   27,084,817.00
                   Balance of Prefunding Account                                                                 0.00



          Interest
                          Collections allocable to interest                                              2,048,898.43
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         16,613.10
                                                                                               -----------------------
                   Total Interest                                                                        2,065,511.53

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               61,716,717.82
          Beginning of Period Class A-2 Principal Balance                                               61,668,000.00
          Beginning of Period Class B Principal Balance                                                  3,443,447.42
          Beginning of Period Certificate Balance                                                        3,443,447.42

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     4,930,126.30
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             31,256.32
          Scheduled Payments due in Collection Period                                                    4,055,073.88
          Scheduled Payments collected in Collection Period                                              3,779,949.58
          Aggregate Amount of Realized Losses for preceding Distribution Date                              687,552.25

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                   1,016.04
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00


     Delinquency Information                                 Aggregate Gross
                                                                  Amount
                                       # of Receivables       of Receivables
                                       ----------------       --------------
          31 - 59 days delinquent               350           4,703,000.00
          60+ days delinquent                   404           5,803,000.00

     Purchased Receivables                                      Aggregate
                                                               Purchase Amt
                                       # of Receivables       of Receivables
                                       ----------------       --------------
                                                  1              16,600.10

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                           10,506,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                      16,600.10
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                 1,551,041.17

          Delinquency Ratio for second preceding Determination Date                                             7.73%
          Delinquency Ratio for third preceding Determination Date                                              7.42%

          Cumulative Defaults for preceding Determination Date                                           3,547,221.41

          Cumulative Net Losses for preceding Determination Date                                           631,279.38

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.4731%
          minus 2.5%                                                                                            2.50%
                                                                                               -----------------------
                                                                                                              3.9731%
          divided by 360                                                                                      0.0110%
          times the prefunded amount                                                                             0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                               23.00
                                                                                               -----------------------
          Requisite Reserve Amount                                                                               0.00
          Amount in Interest Reserve Account                                                                     0.00
          Excess in Interest Reserve Account                                                                     0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               4,422,052.58
                          Liquidation Proceeds                                                             318,769.32
                          Recoveries                                                                        16,613.10
                          Purchase Amounts                                                                  16,600.10
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Excess released from Prefunding Account                                                0.00
                          Investment earnings from Note Distribution Account                                   397.83
                          Investment earnings from Prefunding Account                                            0.13
                          Investment earnings from Interest Reserve Account                                    270.03
                          Investment earnings from Collection Account                                       16,790.96
                                                                                               -----------------------
          Total Distribution Amount                                                                      4,791,494.05

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,731,051.15
                          Prepayments in full allocable to principal                                       642,103.00
                          Principal Balance of Liquidated Receivables                                    1,006,321.57
                          Purchase Amounts allocable to principal                                           16,600.10
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        3,396,075.82

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    134,341,821.28
                                                                                               -----------------------
                                                                                                                       ------------
                                                                                                       120,907,639.15        97.99%
                                                                                                                       ------------
                                                                                                                   Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    47.3%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        3,396,075.82
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         3,090,429.00
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                3,090,429.00

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   61,716,717.82
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   313,726.65

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                        3,396,075.82
                   Times Class B Percentage                                                                      2.5%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   84,901.90

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                        3,396,075.82
                   Times Certificate Percentage                                                                  2.5%
                                                                                               -----------------------
                   Certificate Principal Distributable Amount                                               84,901.90


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                    3,443,447.42
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class B Coupon Interest Amount                                                           30,560.60

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             3,443,447.42
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Certificateholders' Interest Amount                                                      30,560.60


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use       Source     act distributed   Source
                                                                                     ---       ------     ---------------   ------
(i)      Standby Fee                                                              6,886.89  4,791,494.05      6,886.89 4,794,494.05
         Servicing Fee (2.0%)                                                   229,563.16  4,784,607.16    229,563.16         0.00
         Additional Servicing Fee Amounts
           (late fees,prepayment charges, etc.)                                  31,256.32  4,555,044.00     31,256.32         0.00
         Unpaid Standby Fee from prior Collection Periods                             0.00  4,523,787.68          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00  4,523,787.68          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00  4,523,787.68          0.00
(iii)    Indenture Trustee Fee                                                    1,147.82  4,523,787.68      1,147.82
         Indenture Trustee's out-of-pocket expenses                               1,016.04  4,522,639.86      1,016.04
         Unpaid Indenture Trustee Fee from prior Collection Periods                   0.00  4,521,623.82          0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
            - prior Collection Periods                                                0.00  4,521,623.82          0.00
         Owner Trustee Fee                                                            0.00  4,521,623.82          0.00
         Owner Trustee's out-of-pocket expenses                                       0.00  4,521,623.82          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                       0.00  4,521,623.82          0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods          0.00  4,521,623.82          0.00
(iv)     Collateral Agent Fee                                                     1,085.60  4,521,623.82      1,085.60
         Collateral Agent Expenses                                                    0.00  4,520,538.22          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00  4,520,538.22          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00  4,520,538.22          0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month                313,726.65
         Prior Month(s) Class A-1 Interest Carryover Shortfall                        0.00
         Class A-1 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-1 Interest Carryover Shortfall                         0.00
         Class A-1 Interest Distributable Amount                                313,726.65  4,520,538.22    313,726.65
     (B) Class A-2 Interest Distributable Amount - Current Month                327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-2 Interest Carryover Shortfall                         0.00
         Class A-2 Interest Distributable Amount                                327,868.20  4,206,811.57    327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                      30,560.60
         Class B Note Interest Carryover Shortfall - Previous Month(s)                0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00
         Interest on B Interest Carryover from Prior Months                           0.00
         Current Month Class B Interest Shortfall                                     0.00
         Adjusted Class B Note Interest Distributable Amount                     30,560.60  3,878,943.37     30,560.60
     (B) Certificate Interest - Unadjusted                                       30,560.60
         Certificate Interest Carryover Shortfall - Previous Month(s)                 0.00
         Interest on Certificate Interest Shortfall - Previous Month(s)               0.00
         Interest on Certificate Interest Carryover from Prior Months                 0.00
         Current Month Certificate Interest Shortfall                                 0.00
         Adjusted Certificate Interest Distributable Amount                      30,560.60  3,848,382.77     30,560.60
(vii)    Class A Principal Distributable Amount - Current Month               3,090,429.00
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00
         Current Month Class A Principal Shortfall                                    0.00
         Withdrawl from Spread Account to Cover Shortfall                             0.00
         Class A Principal Distribution Amount to Class A-1                   3,090,429.00  3,817,822.17  3,090,429.00         0.00
         Class A Principal Distribution Amount to Class A-2                           0.00    727,393.17          0.00         0.00
(viii)   Note Insurer Premium                                                    35,085.83    727,393.17     35,085.83
         Note Insurer Premium Supplement                                              0.00    692,307.34          0.00
         Other Reimbursement Obligations to Note Insurer                              0.00    692,307.34          0.00
(ix)     Transition Expenses to successor Servicer                                    0.00    692,307.34          0.00
(x)      Class B Principal Distributable Amount - Current Month Unadjusted       84,901.90
         Class B Principal Carryover Shortfall - Previous Month(s)                    0.00
         Current Month Class B Principal Shortfall                                    0.00
         Adjusted Class B Principal Distributable Amount                         84,901.90    692,307.34     84,901.90
         Certificate Principal Distributable Amount - Current Month Unadjusted   84,901.90
         Certificate Principal Carryover Shortfall - Previous Month(s)                0.00
         Current Month Certificate Principal Shortfall                                0.00
         Adjusted Certificate Principal Distributable Amount                     84,901.90    607,405.44     84,901.90
(xi)     Until the Target Payment Date, remaining amount to Class A Noteholders 522,503.54    522,503.54    522,503.54
         Amount to Class A-1 Noteholders                                        522,503.54          0.00          0.00
         Amount to Class A-2 Noteholders                                              0.00
(xii)    After an Event of Default, Certificateholders' Int. Dist. Amount             0.00
(xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount            0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.               0.00


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                61,716,717.82
                   Class A-1 Principal Distributions                                                     3,090,429.00
          Class A-1 End of Period Principal Amount (prior to turbo)                                     58,626,288.82
                   Additional Principal Distribution                                                       522,503.54
          Class A-1 End of Period Principal Amount                                                      58,103,785.28

          Class A-2 Beginning of Period Principal Amount                                                61,668,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     61,668,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      61,668,000.00

          Class B Beginning of Period Principal Amount                                                   3,443,447.42
                   Class B Principal Distributable Amount                                                   84,901.90
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                     3,358,545.52
                   Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                      3,358,545.52

          Certificate Beginning of Period Principal Amount                                               3,443,447.42
                   Certificate Principal Distributable Amount                                               84,901.90
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 3,358,545.52
                   Withdrawl from Spread Account to Cover Certificate Shortfalls                                 0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  3,358,545.52

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               10,506,000.00
                                 Purchased receivables more than 30 days delinquent                         16,600.10
                                                                                               -----------------------
                                 Total                                                                  10,522,600.10

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                   155,106,048.83
                   Delinquency Ratio                                                                            6.78%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.78%
                          Delinquency Ratio for second preceding Determination Date                             7.73%
                          Delinquency Ratio for third preceding Determination Date                              7.42%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    7.31%       7.31%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   3,547,221.41
                                 Current Period Defaulted Receivables                                    1,551,041.17
                                                                                               -----------------------
                                 Total                                                                   5,098,262.58

                                 Cumulative Defaulted Receivables                                        5,098,262.58
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Default Ratio                                                                     3.40%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                         1,006,321.57

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (335,382.42)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    670,939.15
                                 Cumulative Previous Net Losses                                            631,279.38
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   1,302,218.53
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Net Loss Ratio                                                                    0.87%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       50.14
          Weighted Average Annual Percentage Rate                                                              20.41%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  134,341,821.28
                          minus the Securities Balance                                                 126,488,876.32
                                                                                               -----------------------
                                                                                                         7,852,944.96
                          divided by the Aggregate Principal Balance                                            5.85%

          Floor OC Percent
                   Aggregate Principal Balance                                                         134,341,821.28
                   minus the Securities Balance                                                        126,488,876.32
                                                                                               -----------------------
                                                                                                         7,852,944.96
                   divided by the initial Aggregate Principal Balance                                  150,000,000.00
                                                                                               -----------------------
                                                                                                                5.24%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     126,488,876.32
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                          27,084,817.00
                                                                                                                      -------------
                                                                                                                       3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                          150,000,000.00
                                                                                                                      -------------
                                                                                                                              0.00
                   Floor Amount                                                                          3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 3.15%
                                 if a Trigger Event, 15% minus the OC Percent                                                 9.15%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       24.15%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                3.15%
                                 times the Aggregate Principal Balance                                 134,341,821.28
                                                                                               -----------------------
                                                                                                         4,237,818.96
                          Requisite Amount                                                               4,237,818.96

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 4,237,818.96
          Beginning of Period Spread Account Balance                                                     4,930,126.30
          Additional Deposit for Subsequent Receivables Transfer                                                 0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                  (692,307.34)
          Earnings on Spread Account Balance                                                                26,610.31
          Amount of Spread Account deposit (withdrawal)                                                   (718,917.65)
          Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
          Net Spread Account Withdrawl to Seller                                                          (718,917.65)
          Ending Spread Account Balance                                                                  4,237,818.96



IN WITNESS  WHEREOF,  I,  Jeffrey P. Fritz,  a  responsible  officer of Consumer
Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

               CONSUMER PORTFOLIO SERVICES, INC.

      By:
               -----------------------------------------------------

      Name:                       James L. Stock
               -----------------------------------------------------
      Title:                      Vice President
               -----------------------------------------------------

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates

Distribution Date                                                      3/16/98
Collection Period                                                         2/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.

          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,733,415.47

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $232,632.46

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,500,783.01

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $50.38

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.29

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $46.09

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $134,879.35

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $44,486.16

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $90,393.19

          (p)      Scheduled Payments due in such Collection Period                                     $2,913,056.26

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,785,662.56

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $100,818,494.97

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $95,530,601.67

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $89,796,757.77

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8906774

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,950,531.57

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0491034

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $187,806.31

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $5,040.92

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.46

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   11
                          Aggregate Purchase Amount                                                       $129,781.36

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $5,430,927.38
                          Spread Account Balance                                                        $3,774,954.39

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $18,677.90

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $26,419.19

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $116,076.03

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  247
                          Aggregate Gross Amount                                                        $3,407,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  206
                          Aggregate Gross Amount                                                        $2,980,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.73%

          (b)      Average Delinquency Ratio                                                                    4.74%

          (c)      Cumulative Default Ratio                                                                     1.18%

          (d)      Cumulative Net Loss Ratio                                                                    0.19%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,413,437.22
     Lock Box NSF Items:                                                                                   (93,084.24)
     Total Collection Proceeds:                                                                          3,320,352.98
     For Distribution Date:                                                                                   3/16/98
     For Determination Date:                                                                                   3/9/98
     For Collection Period:                                                                                      2/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  100,818,494.97
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        100,818,494.97
                                 Principal portion of payments collected (non-prepayments)                             1,160,466.50
                                 Prepayments in full allocable to principal                                              336,907.00
                          Collections allocable to principal                                             1,497,373.50
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                       64,632.99
                          Purchase Amounts allocable to principal                                          129,781.36
                                                                                               -----------------------
                   Total Principal                                                                       1,691,787.85

                   Realized Losses                                                                         116,076.03
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      99,010,631.09


          Interest
                          Collections allocable to interest                                             $1,625,196.06
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          3,369.07
                                                                                               -----------------------
                   Total Interest                                                                       $1,628,565.13

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               45,989,942.19
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              5,040,924.76 97,338,465.55

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,756,276.49
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            19,775.49
          Scheduled Payments due in Collection Period                                                    2,913,056.26
          Scheduled Payments collected in Collection Period                                              2,785,662.56
          Aggregate Amount of Realized Losses for preceding Distribution Date                              116,076.03

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     730.36
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00


     Delinquency Information                                   Aggregate Gross
                                                               Amount
                                           # of Receivables    of Receivables
                                           ----------------    --------------
          31 - 59 days delinquent                   247         3,407,000.00
          60+ days delinquent                       206         2,980,000.00

     Purchased Receivables                                     Aggregate
                                                               Purchase Amt
                                           # of Receivables    of Receivables
                                           ----------------    --------------
                                                     11           129,781.36


     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            6,387,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                     129,781.36
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   541,322.08

          Delinquency Ratio for second preceding Determination Date                                             4.86%
          Delinquency Ratio for third preceding Determination Date                                              3.62%

          Cumulative Defaults for preceding Determination Date                                             703,435.39

          Cumulative Net Losses for preceding Determination Date                                            83,589.82

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,122,569.56
                          Liquidation Proceeds                                                              64,632.99
                          Recoveries                                                                         3,369.07
                          Purchase Amounts                                                                 129,781.36
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       12,704.81
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,333,057.79

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,160,466.50
                          Prepayments in full allocable to principal                                       336,907.00
                          Principal Balance of Liquidated Receivables                                      180,709.02
                          Purchase Amounts allocable to principal                                          129,781.36
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,807,863.88

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     99,010,631.09
                                                                                               -----------------------
                                                                                                        89,109,567.98

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    47.6%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,807,863.88
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,717,470.69
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,717,470.69

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   45,989,942.19
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   232,632.46

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,807,863.88
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   90,393.19

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             5,040,924.76
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       44,486.16

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use       Source     act distributed  Source
                                                                                     ---       ------     ---------------  ------
(i)      Standby Fee                                                              5,040.92  3,333,057.79      5,040.92 3,333,057.79
         Servicing Fee (2.0%)                                                   168,030.82  3,328,016.87    168,030.82         0.00
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)  19,775.49  3,159,986.05     19,775.49         0.00
         Unpaid Standby Fee from prior Collection Periods                             0.00  3,140,210.56          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00  3,140,210.56          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00  3,140,210.56          0.00
(iii)    Indenture Trustee Fee                                                      840.15  3,140,210.56        840.15
         Indenture Trustee's out-of-pocket expenses                                 730.36  3,139,370.41        730.36
         Unpaid Indenture Trustee Fee from prior Collection Periods                   0.00  3,138,640.05          0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
           - prior Collection Periods                                                 0.00  3,138,640.05          0.00
         Owner Trustee Fee                                                            0.00  3,138,640.05          0.00
         Owner Trustee's out-of-pocket expenses                                       0.00  3,138,640.05          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                       0.00  3,138,640.05          0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods          0.00  3,138,640.05          0.00
(iv)     Collateral Agent Fee                                                       811.15  3,138,640.05        811.15
         Collateral Agent Expenses                                                    0.00  3,137,828.90          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00  3,137,828.90          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00  3,137,828.90          0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month                232,632.46
         Prior Month(s) Class A-1 Interest Carryover Shortfall                        0.00
         Class A-1 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-1 Interest Carryover Shortfall                         0.00
         Class A-1 Interest Distributable Amount                                232,632.46  3,137,828.90    232,632.46
    (B)  Class A-2 Interest Distributable Amount - Current Month                243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-2 Interest Carryover Shortfall                         0.00
         Class A-2 Interest Distributable Amount                                243,114.89  2,905,196.44    243,114.89
(vi) (A) Certificate Note Interest - Unadjusted                                  44,486.16
         Certificate Note Interest Carryover Shortfall - Previous Month(s)            0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00
         Interest on B Interest Carryover from Prior Months                           0.00
         Current Month Certificate Interest Shortfall                                 0.00
         Adjusted Certificate Note Interest Distributable Amount                 44,486.16  2,662,081.55     44,486.16
(vii)    Class A Principal Distributable Amount - Current Month               1,717,470.69
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00
         Current Month Class A Principal Shortfall                                    0.00
         Withdrawal from Spread Account to Cover Shortfall                            0.00
         Class A Principal Distribution Amount to Class A-1                   1,717,470.69  2,617,595.39  1,717,470.69         0.00
         Class A Principal Distribution Amount to Class A-2                           0.00    900,124.70          0.00         0.00
(viii)   Note Insurer Premium                                                    26,419.19    900,124.70     26,419.19
         Note Insurer Premium Supplement                                              0.00    873,705.52          0.00
         Other Reimbursement Obligations to Note Insurer                              0.00    873,705.52          0.00
(ix)     Transition Expenses to successor Servicer                                    0.00    873,705.52          0.00
(x)      Certificate Principal Distributable Amount - Current Month Unadjusted   90,393.19
         Certificate Principal Carryover Shortfall - Previous Month(s)                0.00          0.00          0.00
         Current Month Certificate Principal Shortfall                                0.00          0.00          0.00
         Adjusted Certificate Principal Distributable Amount                     90,393.19    873,705.52     90,393.19
(xi)     Until the Target Payment Date, remaining amount to Class A Noteholders 783,312.33    783,312.33    783,312.33
         Amount to Class A-1 Noteholders                                        783,312.33          0.00          0.00
         Amount to Class A-2 Noteholders                                              0.00          0.00          0.00
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.               0.00  3,332,327.43  Total Disbursements
                                                                                            3,333,057.79  Total Distribution Amt
                                                                                           ==============
                                                                                                 (730.36) Shortage (Over)
                                                                                                          ======================


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                45,989,942.19
                   Class A-1 Principal Distributions                                                     1,717,470.69
          Class A-1 End of Period Principal Amount (prior to turbo)                                     44,272,471.50
                   Additional Principal Distribution                                                       783,312.33
          Class A-1 End of Period Principal Amount                                                      43,489,159.17

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               5,040,924.76
                   Certificate Principal Distributable Amount                                               90,393.19
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,950,531.57
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,950,531.57

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,026,427.22
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                6,387,000.00
                                 Purchased receivables more than 30 days delinquent                        129,781.36
                                                                                               -----------------------
                                 Total                                                                   6,516,781.36

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                   113,798,702.37
                   Delinquency Ratio                                                                            5.73%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.73%
                          Delinquency Ratio for second preceding Determination Date                             4.86%
                          Delinquency Ratio for third preceding Determination Date                              3.62%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    4.74%       4.74%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                     703,435.39
                                 Current Period Defaulted Receivables                                      541,322.08
                                                                                               -----------------------
                                 Total                                                                   1,244,757.47

                                 Cumulative Defaulted Receivables                                        1,244,757.47
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     1.18%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           180,709.02

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                  (68,002.06)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    112,706.96
                                 Cumulative Previous Net Losses                                             83,589.82
                                                                                               -----------------------
                                 Cumulative Net Losses                                                     196,296.78
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    0.19%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       52.15
          Weighted Average Annual Percentage Rate                                                              20.32%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   99,010,631.09
                          minus the Securities Balance                                                  95,530,601.67
                                                                                               -----------------------
                                                                                                         3,480,029.42
                          divided by the Aggregate Principal Balance                                            3.51%

          Floor OC Percent
                   Aggregate Principal Balance                                                          99,010,631.09
                   minus the Securities Balance                                                         95,530,601.67
                                                                                               -----------------------
                                                                                                         3,480,029.42
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                3.29%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      95,530,601.67
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                   0.00
                                                                                                                      -------------
                                                                                                                       2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11
                                                                                                                      -------------
                                                                                                                               0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 5.49%
                                 if a Trigger Event, 15% minus the OC Percent                                                11.49%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       26.49%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                5.49%
                                 times the Aggregate Principal Balance                                  99,010,631.09
                                                                                               -----------------------
                                                                                                         5,430,927.38
                          Requisite Amount                                                               5,430,927.38

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 5,430,927.38
          Beginning of Period Spread Account Balance                                                     3,756,276.49
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 1,674,650.89
          Earnings on Spread Account Balance                                                                18,677.90
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,774,954.39


IN WITNESS  WHEREOF,  I,  Jeffrey P. Fritz,  a  responsible  officer of Consumer
Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                   CONSUMER PORTFOLIO SERVICES, INC.

          By:
                   -----------------------------------------------------

          Name:                       James L. Stock
                   -----------------------------------------------------
          Title:                      Vice President
                   -----------------------------------------------------

                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates


Distribution Date                                                       3/16/98
Collection Period                                                          2/98

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.

          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,479,462.71

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $268,548.58

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,210,914.13

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $44.47

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.82

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $39.66

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $117,491.24

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $40,932.04

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $76,559.20

          (p)      Scheduled Payments due in such Collection Period                                     $2,656,244.73

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,547,709.10

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $93,195,697.37

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $89,778,554.01

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $84,443,047.30

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9060831

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,579,217.32

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0491355

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $169,008.67

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,659.78

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.03

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   10
                          Aggregate Purchase Amount                                                       $135,247.62

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $6,363,846.79
                          Spread Account Balance                                                        $3,385,849.21

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $16,755.38

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $27,689.78

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                       $13,894.73

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  161
                          Aggregate Gross Amount                                                        $2,310,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  111
                          Aggregate Gross Amount                                                        $1,472,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            3.78%

          (b)      Average Delinquency Ratio                                                                    2.68%

          (c)      Cumulative Default Ratio                                                                     0.28%

          (d)      Cumulative Net Loss Ratio                                                                    0.01%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,051,106.73
     Lock Box NSF Items:                                                                                   (68,298.15)
     Total Collection Proceeds:                                                                          2,982,808.58
     For Distribution Date:                                                                                   3/16/98
     For Determination Date:                                                                                   3/9/98
     For Collection Period:                                                                                      2/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   93,195,697.37
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         93,195,697.37
                                 Principal portion of payments collected (non-prepayments)                             1,084,873.93
                                 Prepayments in full allocable to principal                                              289,510.00
                          Collections allocable to principal                                             1,374,383.93
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                        7,657.66
                          Purchase Amounts allocable to principal                                          135,247.62
                                                                                               -----------------------
                   Total Principal                                                                       1,517,289.21

                   Realized Losses                                                                          13,894.73
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      91,664,513.43


          Interest
                          Collections allocable to interest                                             $1,462,835.17
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          2,684.20
                                                                                               -----------------------
                   Total Interest                                                                       $1,465,519.37

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               51,478,961.43
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,655,776.52 91,309,737.95

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,369,093.83
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            13,682.51
          Scheduled Payments due in Collection Period                                                    2,656,244.73
          Scheduled Payments collected in Collection Period                                              2,547,709.10
          Aggregate Amount of Realized Losses for preceding Distribution Date                               13,894.73

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     655.97
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00


     Delinquency Information                                 Aggregate Gross
                                                             Amount
                                         # of Receivables    of Receivables
                                         ----------------    --------------
          31 - 59 days delinquent                 161         2,310,000.00
          60+ days delinquent                     111         1,472,000.00

     Purchased Receivables                                   Aggregate
                                                             Purchase Amt
                                         # of Receivables    of Receivables
                                         ----------------    --------------
                                                   10           135,247.62


     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as
                   of the close   of business on the last day of the
                   related Collection Period.                                                            3,782,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                     135,247.62
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          PrincipalBalance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   151,718.38

          Delinquency Ratio for second preceding Determination Date                                             2.84%
          Delinquency Ratio for third preceding Determination Date                                              1.43%

          Cumulative Defaults for preceding Determination Date                                             118,816.27

          Cumulative Net Losses for preceding Determination Date                                             1,315.65

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,837,219.10
                          Liquidation Proceeds                                                               7,657.66
                          Recoveries                                                                         2,684.20
                          Purchase Amounts                                                                 135,247.62
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       10,797.11
                                                                                               -----------------------
          Total Distribution Amount                                                                      2,993,605.69

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,084,873.93
                          Prepayments in full allocable to principal                                       289,510.00
                          Principal Balance of Liquidated Receivables                                       21,552.39
                          Purchase Amounts allocable to principal                                          135,247.62
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,531,183.94

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     91,664,513.43
                                                                                               -----------------------
                                                                                                        82,498,062.09

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    38.5%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,531,183.94
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,454,624.74
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,454,624.74

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   51,478,961.43
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   268,548.58

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,531,183.94
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   76,559.20

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,655,776.52
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       40,932.04

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):


                                                                                     Use      Source     act distributed   Source
                                                                                     ---      ------     ---------------   ------
(i)      Standby Fee                                                              4,659.78  2,993,605.69      4,659.78 1,993,605.69
         Servicing Fee (2.0%)                                                   155,326.16  2,988,945.91    155,326.16         0.00
         Additional Servicing Fee Amounts (late fees,
           prepayment charges, etc.)                                             13,682.51  2,833,619.75     13,682.51         0.00
         Unpaid Standby Fee from prior Collection Periods                             0.00  2,819,937.24          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00  2,819,937.24          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00  2,819,937.24          0.00
(iii)    Indenture Trustee Fee                                                      776.63  2,819,937.24        776.63
         Indenture Trustee's out-of-pocket expenses                                 655.97  2,819,160.61        655.97
         Unpaid Indenture Trustee Fee from prior Collection Periods                   0.00  2,818,504.64          0.00
         Unpaid Indenture Trustee's out-of-pocket exp.
           - prior Collection Periods                                                 0.00  2,818,504.64          0.00
         Owner Trustee Fee                                                        5,500.00  2,818,504.64      5,500.00
         Owner Trustee's out-of-pocket expenses                                       0.00  2,813,004.64          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                       0.00  2,813,004.64          0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods          0.00  2,813,004.64          0.00
(iv)     Collateral Agent Fee                                                       760.91  2,813,004.64        760.91
         Collateral Agent Expenses                                                    0.00  2,812,243.73          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00  2,812,243.73          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00  2,812,243.73          0.00
(v) (A)  Class A-1 Interest Distributable Amount - Current Month                268,548.58
         Prior Month(s) Class A-1 Interest Carryover Shortfall                        0.00
         Class A-1 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-1 Interest Carryover Shortfall                         0.00
         Class A-1 Interest Distributable Amount                                268,548.58  2,812,243.73    268,548.58
     (B) Class A-2 Interest Distributable Amount - Current Month                187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-2 Interest Carryover Shortfall                         0.00
         Class A-2 Interest Distributable Amount                                187,600.00  2,543,695.15    187,600.00
(vi) (A) Certificate Note Interest - Unadjusted                                  40,932.04
         Certificate Note Interest Carryover Shortfall - Previous Month(s)            0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00
         Interest on B Interest Carryover from Prior Months                           0.00
         Current Month Certificate Interest Shortfall                                 0.00
         Adjusted Certificate Note Interest Distributable Amount                 40,932.04  2,356,095.15     40,932.04
(vii)    Class A Principal Distributable Amount - Current Month               1,454,624.74
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00
         Current Month Class A Principal Shortfall                                    0.00
         Withdrawal from Spread Account to Cover Shortfall                            0.00
         Class A Principal Distribution Amount to Class A-1                   1,454,624.74  2,315,163.11  1,454,624.74         0.00
         Class A Principal Distribution Amount to Class A-2                           0.00    860,538.37          0.00         0.00
(viii)   Note Insurer Premium                                                    27,689.78    860,538.37     27,689.78
         Note Insurer Premium Supplement                                              0.00    832,848.58          0.00
         Other Reimbursement Obligations to Note Insurer                              0.00    832,848.58          0.00
(ix)     Transition Expenses to successor Servicer                                    0.00    832,848.58          0.00
(x)      Certificate Principal Distributable Amount
           - Current Month Unadjusted                                            76,559.20
         Certificate Principal Carryover Shortfall - Previous Month(s)                0.00          0.00          0.00
         Current Month Certificate Principal Shortfall                                0.00          0.00          0.00
         Adjusted Certificate Principal Distributable Amount                     76,559.20    832,848.58     76,559.20
(xi)     Until the Target Payment Date, remaining
           amount to Class A Noteholders                                        756,289.38    756,289.38    756,289.38
         Amount to Class A-1 Noteholders                                        756,289.38          0.00          0.00
         Amount to Class A-2 Noteholders                                              0.00          0.00          0.00
(xiv)    After the Target Pmt. Date, remaining amount
           into Spread Acct.                                                          0.00  2,987,449.72 Total Disbursements
                                                                                            2,993,605.69 Total Distribution Amt
                                                                                           ==============
                                                                                               (6,155.97)Shortage (Over)
                                                                                               ====================

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                51,478,961.43
                   Class A-1 Principal Distributions                                                     1,454,624.74
          Class A-1 End of Period Principal Amount (prior to turbo)                                     50,024,336.69
                   Additional Principal Distribution                                                       756,289.38
          Class A-1 End of Period Principal Amount                                                      49,268,047.30

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,655,776.52
                   Certificate Principal Distributable Amount                                               76,559.20
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,579,217.32
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,579,217.32

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  943,889.38
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                3,782,000.00
                                 Purchased receivables more than 30 days delinquent                        135,247.62
                                                                                               -----------------------
                                 Total                                                                   3,917,247.62

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                   103,753,491.34
                   Delinquency Ratio                                                                            3.78%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.78%
                          Delinquency Ratio for second preceding Determination Date                             2.84%
                          Delinquency Ratio for third preceding Determination Date                              1.43%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    2.68%        2.68%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                     118,816.27
                                 Current Period Defaulted Receivables                                      151,718.38
                                                                                               -----------------------
                                 Total                                                                     270,534.65

                                 Cumulative Defaulted Receivables                                          270,534.65
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     0.28%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                            21,552.39

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                  (10,341.86)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                     11,210.53
                                 Cumulative Previous Net Losses                                              1,315.65
                                                                                               -----------------------
                                 Cumulative Net Losses                                                      12,526.18
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    0.01%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       53.32
          Weighted Average Annual Percentage Rate                                                              20.23%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   91,664,513.43
                          minus the Securities Balance                                                  89,778,554.01
                                                                                               -----------------------
                                                                                                         1,885,959.42
                          divided by the Aggregate Principal Balance                                            2.06%

          Floor OC Percent
                   Aggregate Principal Balance                                                          91,664,513.43
                   minus the Securities Balance                                                         89,778,554.01
                                                                                               -----------------------
                                                                                                         1,885,959.42
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                1.97%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      89,778,554.01
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                            95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                   0.00
                                                                                                                      -------------
                                                                                                                       1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                            95,706,307.00
                                                                                                                      -------------
                                                                                                                               0.00
                   Floor Amount                                                                          1,914,126.14

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      1,914,126.14
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  6.9%
                                 if a Trigger Event, 15% minus the OC Percent                                                 12.9%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        27.9%
                                 if an Insurance Agreement Event of Default, unlimited                                         999%
                                                                                                                   7%
                                 times the Aggregate Principal Balance                                  91,664,513.43
                                                                                               -----------------------
                                                                                                         6,363,846.79
                          Requisite Amount                                                               6,363,846.79

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 6,363,846.79
          Beginning of Period Spread Account Balance                                                     3,369,093.83
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 2,994,752.96
          Earnings on Spread Account Balance                                                                16,755.38
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,385,849.21


IN WITNESS  WHEREOF,  I,  Jeffrey P. Fritz,  a  responsible  officer of Consumer
Portfolio Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                       CONSUMER PORTFOLIO SERVICES, INC.

              By:
                       -----------------------------------------------------

              Name:                       James L. Stock
                       -----------------------------------------------------
              Title:                      Vice President
                       -----------------------------------------------------